KEMPER
SMALL CAP VALUE FUND

SEMIANNUAL REPORT TO SHAREHOLDERS FOR THE PERIOD ENDED JUNE 30, 1997

SEEKING LONG-TERM
CAPITAL APPRECIATION

                    " . . .    Our goal is to pick the best
                     stocks in the small company universe;
                      if we do this consistently we should
                       outperform the benchmarks over the
                              long term .  . . ."


                                                   [KEMPER FUNDS LOGO]

CONTENTS
3
Economic Overview
5
Performance Update
7
Terms to Know
8
Industry Sectors
9
Largest Holdings
10
Portfolio of Investments
14
Financial Statements
16
Notes to Financial Statements
20
Financial Highlights

ABOUT YOUR FUND
--------------------------------------------------------------------------------
FUND CHANGES NAME
--------------------------------------------------------------------------------
On July 23, 1997, the name of your fund changed from Kemper-Dreman Small Cap Value Fund to Kemper Small Cap Value Fund. This name change does not affect your investment. Your fund will continue to be managed by the same management team.

AT A GLANCE
--------------------------------------------------------------------------------
KEMPER SMALL CAP VALUE FUND
TOTAL RETURNS
--------------------------------------------------------------------------------
For the six-month period ended June 30, 1997
(UNADJUSTED FOR ANY SALES CHARGE)

                                [BAR GRAPH]
--------------------------------------------------------------------------------

CLASS A                        12.47%
CLASS B                        11.91%
CLASS C                        11.94%
LIPPER SMALL COMPANY
GROWTH FUNDS
 CATEGORY AVERAGE*              9.00%
--------------------------------------------------------------------------------

Returns and rankings are historical and do not represent future results. Returns and net asset value fluctuate. Shares are redeemable at current net asset value, which may be more or less than original cost.

* Lipper Analytical Services, Inc. returns and rankings are based upon changes in net asset value with all dividends reinvested and do not include the effect of sales charges. If they had, results may have been less favorable.

--------------------------------------------------------------------------------
 NET ASSET VALUE
--------------------------------------------------------------------------------
                                 AS OF     AS OF
                                6/30/97   12/31/96
--------------------------------------------------------------------------------
KEMPER SMALL CAP VALUE FUND
CLASS A                         $20.56     $18.28
--------------------------------------------------------------------------------
KEMPER SMALL CAP VALUE FUND
CLASS B                         $20.30     $18.14
--------------------------------------------------------------------------------
KEMPER SMALL CAP VALUE FUND
CLASS C                         $20.34     $18.17
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
KEMPER SMALL CAP VALUE FUND
LIPPER RANKINGS*
--------------------------------------------------------------------------------
Compared to all other funds in the Lipper Small Company Growth Funds Category

                        CLASS A       CLASS B       CLASS C
--------------------------------------------------------------------------------
       1-YEAR           #114 OF       #122 OF       #120 OF
                       405 FUNDS     405 FUNDS     405 FUNDS
--------------------------------------------------------------------------------
       3-YEAR           #33 OF          N/A           N/A
                       244 FUNDS
--------------------------------------------------------------------------------
       5-YEAR           #31 OF          N/A           N/A
                       113 FUNDS
--------------------------------------------------------------------------------

ECONOMIC OVERVIEW

[TIMBERS PHOTO]

STEPHEN B. TIMBERS IS PRESIDENT, CHIEF INVESTMENT AND EXECUTIVE OFFICER OF ZURICH KEMPER INVESTMENTS, INC. (ZKI). ZKI AND ITS AFFILIATES MANAGE APPROXIMATELY $80 BILLION IN ASSETS, INCLUDING $45 BILLION IN RETAIL MUTUAL FUNDS. TIMBERS IS A GRADUATE OF YALE UNIVERSITY AND HOLDS AN M.B.A. FROM HARVARD UNIVERSITY.

DEAR SHAREHOLDER,

A self-regulating economy, a balanced budget agreement and a positive stock market all have contributed to another excellent year for investors. Given the extended length of today's bull market (which celebrated its 15th anniversary on August 12), it is prudent to wonder whether the end is near. Our position is that while there is a certain precariousness to today's environment, which we will elaborate on below, we see little to suggest that there will be more than occasional market corrections.

  Bipartisan agreement to balance the federal budget by the year 2002 represents significant progress that should benefit investors over the long term. By reducing the burden of capital gains and eliminating certain tax loopholes, the Taxpayer Relief Act of 1997 and the Balanced Budget Act of 1997 have the potential to meaningfully affect behavior. Now that the ceiling has been raised on capital gains from the sale of a home, empty nesters will be more inclined to move out of homes and into smaller condominiums. Added investment and savings options should help boost the country's sagging savings rate. From a social perspective, government's action to widen the difference between the taxation rate on capital gains and on income reflects a conscious effort to encourage capital investment. The more people and businesses can do for themselves, the less likely they are to rely on the government, which should help restrain federal spending.

  The maximum tax on long-term capital gains is now 20 percent versus a maximum of approximately 40 percent on ordinary income earned by Americans in the highest income tax brackets. This dramatic difference could have some influence on the management of mutual funds in the future. Although few investment decisions are based on their tax consequences, the legislation supports a "buy and hold" approach to investing, by which a mutual fund generates investment returns through gains on investments held 18 months or longer. Such gains are taxed at the reduced capital gains rate. On the margin, portfolio managers should focus on long-term investing -- the strategy that we have always supported.

  In addition, mutual funds will gain investment flexibility with the new law's repeal of what has been called the "short/short rule." Previously, investment companies had been subject to a 30 percent limitation on total income arising from the sale of securities held less than three months -- or face severe tax consequences. The lifting of this limitation provides newer funds, in particular, with much needed maneuvering ability.

  You can expect to hear more from Kemper about the implications of the new legislation, and specifically about the tax reporting changes, over the next several weeks and months. Overall, we believe that this legislation is something the country can be proud of. It represents years of a commitment on the part of the federal government to hold spending in check and refrain from creating new programs. Expanding corporate revenues and profits in an extended period of low inflation also contributed to making this investor-friendly environment possible.

  As we look toward the end of the year, we see little to trouble us. The economy appears to be in excellent condition. Continuing the alternatingly fast/slow pace that we have experienced for several months, the fast-growing first quarter was followed by a slower second quarter. Such self-regulation has minimized any need for the Federal Reserve Board to raise interest rates again. We don't rule out the possibility of another hike in the fourth quarter, however.

  Inflation is very low. In spite of unemployment being the lowest we have seen in decades, wage pressures are still manageable. For example, the United Parcel Service strike and the earlier steel and airlines work actions represent the most union activity we have seen in 10 years. Encouraged by the low unemployment (and therefore high demand for workers), the unions are becoming bolder but in the end seem ready to resolve disputes sensibly. As a consequence, wage increases remain moderate.

ECONOMIC OVERVIEW

-------------------------------------------------------------------------------
ECONOMIC GUIDPOSTS
-------------------------------------------------------------------------------
Economic activity is a key influence on investment performance and shareholder decision-making. Periods of recession or boom, inflation or deflation, credit expansion or credit crunch have a significant impact on mutual fund performance.
     The following are some significant economic guideposts and their investment rationale that may help your investment decision-making. The 10-year Treasury rate and the prime rate are prevailing interest rates. The other data report year-to-year percentage changes.


                                  [BAR GRAPH]

                                   NOW (07/31/97)       6 MONTHS AGO        1 YEAR AGO          2 YEARS AGO
10-YEAR TREASURY RATE(1)                6.22                6.42                6.64                6.49
PRIME RATE(2)                           8.5                 8.25                8.25                8.75
INFLATION RATE(3)                       2.23                3.03                2.88                2.62
THE U.S. DOLLAR(4)                      7.32                7.67                4.26               -4.11
CAPITAL GOODS ORDERS(5)*                7.11                3.61               16.26                1.75
INDUSTRIAL PRODUCTION(5)*               3.84                4.84                3.38                2.36
EMPLOYMENT GROWTH(6)                    2.24                2.2                 2.14                2.42

(1) Falling interest rates in recent years have been a big plus for financial assets.

(2)  The interest rate that commercial lenders charge their best borrowers.

(3) Inflation reduces an investor's real return. In the last five years, inflation has been as high as 6%. The low, moderate inflation of the last few years has meant high real returns.

(4) Changes in the exchange value of the dollar impact U.S. exporters and the value of U.S. firms' foreign profits.

(5)  These influence corporate profits and equity performance.

(6)  An influence on family income and retail sales.

*    Data as of June 30, 1997.

  Our primary concern is the very high valuations of the stock market. All things considered, it is difficult to see where we can go from here. With prices at such heady levels, the market can be expected to react negatively to even minor earnings disappointments, as we have seen in August. Kemper's response to this market is to remain fully invested and to reduce exposure by diversifying across a wider group of investment opportunities. Research, the first step in stock selection, is key in this kind of a market.

  Bond markets are obviously cheered by recent events, and prospects for income investors continue to be positive. Interest rates are stable and credit quality has not been an issue. A dwindling supply of municipal bonds has enabled municipal investments to outperform U.S. Treasuries.

  In such a fully valued domestic market, it can make sense to look to international markets for their growth potential. The strength of the dollar thus far this year has diminished returns but international opportunities look bright.

  With this commentary as an economic backdrop, we encourage you to read the following detailed report of your fund, including an interview with your fund's portfolio management. Thank you for your continued support. We appreciate the opportunity to serve your investment needs.

Sincerely,

/s/ Stephen B. Timbers

STEPHEN B. TIMBERS
PRESIDENT, CHIEF INVESTMENT AND EXECUTIVE OFFICER
Zurich Kemper Investments, Inc.

August 14, 1997

PERFORMANCE UPDATE

[FORESTER PHOTO]

TOM FORESTER IS THE PORTFOLIO LEAD-MANAGER OF KEMPER SMALL CAP VALUE FUND. FORESTER IS A PHI BETA KAPPA GRADUATE OF THE UNIVERSITY OF COLORADO AND HOLDS A MASTER'S DEGREE IN MANAGEMENT FROM NORTHWESTERN UNIVERSITY'S J.L. KELLOGG GRADUATE SCHOOL OF MANAGEMENT. HE IS ALSO A CHARTERED FINANCIAL ANALYST.

[STOKES PHOTO]

STEVE STOKES IS THE PORTFOLIO CO-MANAGER OF KEMPER SMALL CAP VALUE FUND. STOKES RECEIVED HIS BACHELOR OF SCIENCE DEGREE IN FINANCE IN 1985 FROM STATE UNIVERSITY OF NEW YORK AT NEW PALTZ. HE IS A CHARTERED FINANCIAL ANALYST, AND HE IS A MEMBER OF THE ASSOCIATION OF INVESTMENT MANAGEMENT AND RESEARCH, FINANCIAL ANALYST FEDERATION AND NYSSA.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT, AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.

KEMPER SMALL CAP VALUE FUND OUTPERFORMED THE RUSSELL 2000 INDEX* FOR THE YEAR-TO-DATE, AND ONE-, THREE- AND FIVE-YEAR PERIODS ENDED JUNE 30, 1997. PORTFOLIO CO-MANAGERS TOM FORESTER AND STEVE STOKES DISCUSS HOW, THROUGH SOLID STOCK SELECTION AND STRICT ADHERENCE TO THE VALUE STYLE OF EQUITY MANAGEMENT, THEY ACHIEVED THIS STELLAR PERFORMANCE.

Q    IN THE LAST FEW MONTHS, SMALL COMPANY STOCKS HAVE BEGUN TO GAIN MOMENTUM.
DO YOU BELIEVE THIS MOMENTUM IS SUSTAINABLE?

A    The momentum does appear to be sustainable; here's why. The valuations on small caps are more compelling than on large caps which makes them attractive. We believe that foreign currency exposure should hurt large cap stocks for the remainder of 1997. As the dollar increases against foreign currencies like the deutsche mark and French franc, foreign earnings will be worth less in dollar terms. Large cap stocks with foreign exposure will begin to feel pressure on their earnings. Since small companies usually don't have much foreign exposure, their earnings should strengthen relative to large caps.

Q    ALTHOUGH SMALL CAPS HAVE BEEN GAINING MOMENTUM, THEY CONTINUE TO
UNDERPERFORM THE LARGE CAP MARKET (STANDARD & POOR'S 500 STOCK INDEX). WHAT IS THE MAIN REASON FOR THIS?

A    This has really been a "nifty fifty" market where a relatively small number of well-known stocks push the indexes higher since the market continues to be driven by liquidity. Large cap stocks are generally easier to buy and sell than small company stocks. Therefore, large cap prices continue to increase. The current level of the market tends to make investors a bit nervous, which causes them to invest in familiar companies, like GE and Coca Cola. However, the fundamentals of the small company stocks remain strong. Due to low interest rates, low inflation and growing earnings, now is simply a good environment for investing in stocks.

Q    THERE HAVE BEEN SOME CHANGES AMONG THE FUND'S SECTOR WEIGHTINGS. (SEE PAGE
8). CAN YOU DISCUSS THE MOST SIGNIFICANT CHANGES?

A    We increased our holdings in financial and consumer discretionary stocks.
Financial stocks continue to perform strongly and their valuations remain attractive. Within the financial sector we have picked up several sub-prime mortgage companies. These are companies that provide mortgages to people with less than perfect credit ratings. In our consumer discretionary holdings we have been adding companies such as Nine West and Friedman's. We like these companies because they have solid fundamentals, good growth potential and attractive valuations. On the other side of the coin, our weighting in energy stocks has decreased because they have not performed as strongly.

* The Russell 2000 Index is an unmanaged capitalization weighted price only index which is comprised of 2000 of the smallest stocks (on the basis of capitalization) in the Russell 3000 Index.

PERFORMANCE UPDATE


Q    KEMPER SMALL CAP VALUE FUND HAS CONSISTENTLY OUTPERFORMED THE RUSSELL 2000
(FOR THE ONE-, THREE- AND FIVE YEAR PERIODS ENDED JUNE 30, 1997) AND THE AVERAGE SMALL COMPANY MUTUAL FUND (SEE RANKINGS ON PAGE 2). WHAT ARE THE MAIN CONTRIBUTORS TO THIS STRONG PERFORMANCE?

A    Our goal is to pick the best stocks in the small company universe; if we do this consistently, we should outperform the benchmarks over the long term. During the first part of the year, much of the fund's outperformance was due to our underweighting in technology stocks which declined quite a bit. Since technology stocks have rebounded, our stock selection has been the driving force. The sub-prime mortgage companies mentioned earlier were a positive factor. Our energy stocks did not do well early but have improved in the last few months. An issue that has done well for us is Asyst (a company that makes clean rooms in which semi-conductors are produced). Scientific-Atlanta and Jones Intercable, two companies involved in cable television, have shown strong performance this year. Compass Bancshares has worked well in the consumer finance area. Airborne Freight, an overnight delivery company, has also done well this year. Also contributing to the strong performance is the fact that we have not had many stocks surprise us on the down side.

Q    YOUR TOP 10 HOLDINGS HAVE CHANGED DRAMATICALLY SINCE THE END OF THE YEAR.
PLEASE EXPLAIN.

A    In the current portfolio very few of the top 10 holdings match those held at the end of the prior year. Many of the fund's largest holdings moved into the top 10 because of appreciation. As their P/Es reach the market average, we will sell all or a portion of the stock and take profits. The holding may fall out of the top 10, however it doesn't always mean we've lost faith in the company. It may just be that we feel the company has had its run and it's time to move on.

Q    AT THE END OF 1996, THE PORTFOLIO HELD ROUGHLY 70 STOCKS. AS OF JUNE 30,
1997, THERE WERE OVER 100 STOCKS IN THE PORTFOLIO. CAN YOU EXPLAIN THE INCREASE IN THE NUMBER OF STOCKS IN THE PORTFOLIO?

A    The increase in the number of stocks in the portfolio is a function of the size of the portfolio. As the portfolio grows, we want to hold more stocks so we do not own significant percentages of individual companies. It also helps us maintain a fairly liquid portfolio. In addition, maintaining a large number of stocks makes the portfolio more diversified.

Q    THE MARKETS HAVE BEEN ALL OVER THE BOARD DURING THE FIRST SIX MONTHS OF
1997. HOW DO YOU PLAN TO POSITION THE FUND GOING FORWARD?

A    We believe small company stocks should perform well. One of two things will most likely happen to small company stocks. The market will continue to go up and small cap stocks will continue to make up ground; or large company stocks will begin to decline and small company stocks will decline less. Either way, small cap stocks should perform well relative to large caps. Of course, future market conditions cannot be predicted with certainty. Because we do not time the market, we position the portfolio to perform well in either an up or down market. Value stocks have generally provided strong upside potential and less downside risk. We will continue to maintain a diversified portfolio and focus on finding stocks that meet our strict value criteria.

TERMS TO KNOW


YOUR FUND'S STYLE
--------------------------------------------------------------------------------
MORNINGSTAR EQUITY STYLE BOX
--------------------------------------------------------------------------------

                                   Source: Morningstar, Inc., Chicago, IL
Style   Blend   Growth             (312) 696-6000.  (Morningstar Style Box is
Value                              based on a portfolio date as of June 30,
                                   1997.) The Equity Style Box placement is
/ /     / /      / / Large Size    based on a fund's price-to-earnings and
                                   price-to-book ratios relative to the S&P
/ /     / /     / /  Medium        500, as well as the size of the companies in
                                   which it invests, or median market
/X/     / /     / /  Small         capitalization.

                                   Please note that style boxes do not
                                   represent an exact assessment of risk and do not represent future performance. Please consult the prospectus for a description of investment policies.

INITIAL PUBLIC OFFERING (IPO) A corporation's first offering of stock to the public.

LIQUIDITY A characteristic of a security with enough shares outstanding to allow large transactions without a substantial drop in price. A stock that has a great number of shares outstanding therefore has liquidity.

"NIFTY FIFTY" 50 stocks most favored by institutions. The membership of this group is constantly changing although companies that continue to produce consistent earnings growth over a long period of time tend to remain institutional favorites. The stocks in the "Nifty Fifty" tend to have higher than average price-to-earnings ratios.

VALUE STOCK A company's stock that is out of favor with investors because the market underestimates its value or overlooks its potential. Stocks can become undervalued as a result of overreaction by investors to unfavorable news about a company, industry or the stock market in general. Or they can become undervalued as a result of a market decline, poor economic conditions, tax-loss selling or actual or anticipated unfavorable developments affecting the company.

VALUE INVESTING An investment strategy that seeks to identify strongly financed, growing companies whose stocks sell at low multiples of earnings. This strategy is also described as contrarian because such stocks are typically temporarily out of favor.

INDUSTRY SECTORS

A SIX-MONTH COMPARISON

Data show the percentage of the common stocks in the portfolio that each sector represented on June 30, 1997, and on December 31, 1996.

                        [SIX-MONTH COMPARISON BAR GRAPH]


                        KEMPER SMALL CAP VALUE FUND             KEMPER SMALL CAP VALUE FUND
                                ON 6/30/97                              ON 12/31/96
FINANCE                       25.7%                                     21.9%

CAPITAL GOODS                 23.7%                                     28.8%

CONSUMER NONDURABLES          17.3%                                     13.9%

TECHNOLOGY                     8.6%                                      9.5%

ENERGY                         7.8%                                     11.3%

TRANSPORTATION                 6.8%                                      8.4%

OTHER                          4.7%                                      0.9%

UTILITIES                      3.0%                                      2.8%

HEALTH CARE                    2.4%                                      0.6%

BASIC INDUSTRIES               0.0%                                      1.9%


A COMPARISON WITH THE RUSSELL 2000 INDEX*

Data show the percentage of the common stocks in the portfolio that each sector of Kemper Small Cap Value Fund represented on June 30, 1997, compared to the industry sectors that make up the fund's benchmark, the Russell 2000 Index.

                        [RUSSELL COMPARISON BAR GRAPH]

                        KEMPER SMALL CAP VALUE FUND             RUSSELL 2000 INDEX
                               ON 6/30/97                         ON 6/30/97
FINANCE                          25.7%                             24.9%

CAPITAL GOODS                    23.7%                             10.3%

CONSUMER NONDURABLES             17.3%                             20.3%

TECHNOLOGY                        8.6%                             14.0%

ENERGY                            7.8%                              5.5%

TRANSPORTATION                    6.8%                              1.9%

OTHER                             4.7%                              3.5%

UTILITIES                         3.0%                              3.8%

HEALTH CARE                       2.4%                              9.4%

BASIC INDUSTRIES                  0.0%                              6.4%

CONSUMER DURABLES                 0.0%                              3.3%

* The Russell 2000 Index is an unmanaged capitalization weighted price only index which is comprised of 2000 of the smallest stocks (on the basis of capitalization) in the Russell 3000 Index.

LARGEST HOLDINGS

THE FUND'S 10 LARGEST HOLDINGS*
REPRESENTING 14% OF THE FUND'S TOTAL NET ASSETS ON JUNE 30, 1997

------------------------------------------------------------------------------------------------------
HOLDINGS                                                                                    PERCENTAGE
------------------------------------------------------------------------------------------------------
1.         SCIENTIFIC-ATLANTA            Leading supplier of broad band communication            1.75%
                                         systems, satellite-based video, voice and data
                                         communication networks.
------------------------------------------------------------------------------------------------------

2.         AK STEEL HOLDING CORP.        Manufactures high strength, low carbon flat rolled      1.61%
                                         steel, the largest segment of the domestic steel
                                         markets.
------------------------------------------------------------------------------------------------------

3.         YOUNG BROADCASTING            Owns 11 network-affiliated stations and one             1.47%
           CORP.                         independent TV station.
------------------------------------------------------------------------------------------------------

4.         SPRINGS INDUSTRIES INC.       Engages in specialty fabrics and home furnishings.      1.34%
------------------------------------------------------------------------------------------------------

5.         BALL CORP.                    Manufactures and markets packaging, industrial and      1.33%
                                         consumer products and provides aerospace systems and
                                         professional services to the federal sector.
------------------------------------------------------------------------------------------------------

6.         RESOURCE BANCSHARES MORTGAGE  A mortgage banking company which provides services      1.31%
           GROUP                         for the purchase, sale and servicing of residential
                                         single-family first mortgage loans.
------------------------------------------------------------------------------------------------------

7.         NUEVO ENERGY CO.              An independent energy company primarily engaged in      1.31%
                                         the acquisition, development, production and
                                         exploration of oil and gas properties.
------------------------------------------------------------------------------------------------------

8.         CARPENTER TECHNOLOGY CORP.    Manufactures, fabricates and markets specialty          1.30%
                                         metals.
------------------------------------------------------------------------------------------------------

9.         AIRBORNE FREIGHT CORP.        An integrated air express transportation company        1.28%
                                         providing next morning delivery of small packages
                                         and documents throughout the United States and most
                                         foreign countries.
------------------------------------------------------------------------------------------------------

10.        BWIP, INC.                    Manufactures disk drives.                               1.27%
------------------------------------------------------------------------------------------------------

* The fund's holdings are subject to change.

PORTFOLIO OF INVESTMENTS

KEMPER SMALL CAP VALUE FUND

Portfolio of Investments at June 30, 1997 (unaudited)
(DOLLARS IN THOUSANDS)

----------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT                                                                              PRINCIPAL
OBLIDATIONS                                                                                     AMOUNT     VALUE
----------------------------------------------------------------------------------------------------------------------
U.S. TREASURY NOTE--4.9%
                                          5.875%, 1999
                                          (Cost: $39,874)                                     $ 40,000    $ 39,925
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                                                                             NUMBER OF
COMMON STOCKS                                                                                   SHARES      VALUE
CONSUMER                                    J. Baker, Inc.                                     188,500       1,484
DISCRETIONARY--14.1%
                                         (a)Boston Chicken                                     314,500       4,403
                                            Brown Group, Inc.                                  528,900       9,884
                                            Bush Industries                                    153,300       3,641
                                         (a)Designer Holdings Ltd.                             330,000       3,362
                                            Fedders Corp.                                      163,900         932
                                            Finish Line                                        640,500       9,367
                                         (a)Friedman's Inc.                                    379,500       8,681
                                            Haggar Apparel Co.                                 204,500       2,607
                                            Harman International Industries                    171,700       7,233
                                            Heilig - Meyers                                    271,000       5,318
                                            Herbalife International, Inc.                      333,500       5,419
                                         (a)Insurance Auto Auctions                            210,500       2,000
                                         (a)Lone Star Steakhouse & Saloon                      381,200       9,911
                                         (a)Nine West Group                                    205,700       7,855
                                            Reynolds & Reynolds Co.                            190,000       2,993
                                            Springs Industries Inc.                            208,300      10,988
                                         (a)Waban Inc.                                         240,000       7,725
                                         (a)Young Broadcasting Corp.                           370,200      12,032
                                         -----------------------------------------------------------------------------
                                                                                                           115,835
----------------------------------------------------------------------------------------------------------------------
CONSUMER STAPLES--.7%                    (a)Performance Food Group                             292,500       6,143
----------------------------------------------------------------------------------------------------------------------
ENERGY--6.8%                             (a)Belden & Blake Corp.                               254,000       6,810
                                         (a)Chieftain International Inc.                       371,000       8,139
                                           Giant Industries                                    183,600       2,903
                                           KCS Energy                                          450,600       9,181
                                         (a)Nuevo Energy Co.                                   261,700      10,730
                                         (a)Seitel, Inc.                                       247,400       9,401
                                         (a)Tesoro Petroleum Corp.                             550,500       8,154
                                         -----------------------------------------------------------------------------
                                                                                                            55,318
----------------------------------------------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

---------------------------------------------------------------------------------------------------------------------
                                                                                              NUMBER OF
                                                                                                SHARES     VALUE
---------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES--22.2%                   ADVANTA Corp.                                       79,400    $  2,834
                                            Aames Financial Corp.                              128,600       2,379
                                         (a)Acceptance Insurance Cos.                          322,600       7,339
                                            Astoria Financial Corp.                            142,000       6,745
                                            Banc One Corp.                                     46,647       2,259
                                            Commercial Federal Corp.                           254,500       9,448
                                            Compass Bancshares                                 181,500       6,103
                                            Consumer Portfolio Services                        325,500       3,947
                                            Cullen Frost Bankers                               240,000      10,170
                                            Excel Realty Trust, Inc.                           105,000       2,769
                                            First Commerce Corp.                               168,000       7,392
                                            First Financial Caribbean Corp.                    168,000       5,481
                                            First Financial Corp.                              261,575       7,684
                                            Fremont General Corp.                              199,500       8,030
                                            HUBCO, Inc.                                        214,500       6,220
                                            Imperial Credit Industries                         283,720       5,834
                                            Integon Corp.                                      259,000       6,475
                                            Lawyers Title Insurance Corp.                       95,000       1,793
                                            Long Island Bancorp                                234,000       8,497
                                            New Century Financial Co.                          120,000       1,740
                                            North Fork Bancorp                                 359,384       7,682
                                            PennCorp Financial Group                           262,500      10,106
                                            Reliance Group Holdings, Inc.                      143,800       1,708
                                             Resource Bancshares Mortgage Group                544,500      10,754
                                            Roosevelt Financial Group                          105,500       2,321
                                         (a)Southern Pacific Funding Corp.                     535,000       8,894
                                            T.R. Financial Corp.                               314,600       7,924
                                            United Companies Financial Corp.                   314,000       8,871
                                            Webster Financial Corp.                            193,000       8,782
                                            Winston Hotels                                      80,000       1,205
                                         -----------------------------------------------------------------------------
                                                                                                           181,386
----------------------------------------------------------------------------------------------------------------------
HEALTH CARE--2.0%                        (a)Apria Healthcare Group                             502,500       8,919
                                         (a)CONMED Corp.                                       462,700       7,866
                                         -----------------------------------------------------------------------------
                                                                                                            16,785
----------------------------------------------------------------------------------------------------------------------
MATERIALS & PROCESSING--14.0%               AK Steel Holding Corp.                             298,500      13,171
                                            AMCOL International                                352,500       6,389
                                            Ball Corp.                                         363,000      10,913
                                            Carpenter Technology Corp.                         233,000      10,660
                                            Elcor Corp.                                        241,500       6,732
                                            Furon Co.                                          325,000      10,197
                                            Intermet Corp.                                     633,500      10,176
                                         (a)Lydall, Inc.                                       351,000       7,415
                                         (a)Mueller Industries, Inc.                            84,000       3,675
                                            Oregon Metallurgical Corp.                         325,700       9,160
                                            Quanex Corp.                                       281,000       8,623
                                            Rexene Corp.                                       179,000       2,786
                                            Trinity Industries                                 215,000       6,826
                                            Del Webb Corp.                                     277,500       4,509
                                         (a)Wyman-Gordon Co.                                   109,200       2,948
                                         -----------------------------------------------------------------------------
                                                                                                           114,180
----------------------------------------------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

----------------------------------------------------------------------------------------------------------------------
                                                                                              NUMBER OF
                                                                                                SHARES      VALUE
----------------------------------------------------------------------------------------------------------------------
PRODUCER DURABLES--6.5%                     BWIP, Inc.                                         511,500    $ 10,390
                                            Blount, Inc.                                       188,050       8,004
                                            Briggs & Stratton Corp.                            104,200       5,210
                                         (a)Electroglas                                        103,000       2,594
                                            General Cable Corp.                                306,600       7,857
                                            Pacific Scientific Co.                             207,000       2,743
                                            Stewart & Stevenson Services                       356,000       9,256
                                            Watts Industries, Inc.                             306,800       7,363
                                         -----------------------------------------------------------------------------
                                                                                                            53,417
----------------------------------------------------------------------------------------------------------------------
TECHNOLOGY--7.4%                         (a)Asyst Technologies                                  71,000       3,124
                                         (a)Benchmark Electronics                              137,500       5,569
                                         (a)Burr Brown Corp.                                   202,500       6,986
                                         (a)Diamond Multimedia Systems, Inc.                    58,000         417
                                         (a)ESS Technology, Inc.                               237,000       3,185
                                         (a)EXAR Corp.                                         146,500       3,150
                                         (a)Hutchinson Technology                              142,000       3,461
                                         (a)Komag, Inc.                                        264,100       4,325
                                         (a)Learning Co.                                       447,500       4,195
                                         (a)Proxima Corp.                                       32,300         161
                                         (a)Read-Rite Corp.                                    225,000       4,697
                                            Scientific-Atlanta                                 655,000      14,328
                                         (a)Tech-Sym Corp.                                     154,500       5,156
                                         (a)Vanstar Corp.                                      128,000       1,808
                                         -----------------------------------------------------------------------------
                                                                                                            60,562
----------------------------------------------------------------------------------------------------------------------
TRANSPORTATION--5.9%                        Airborne Freight Corp.                             250,400      10,486
                                         (a)America West Airlines                              518,000       7,511
                                            Borg-Warner Automotive, Inc.                       186,200      10,066
                                            Fleetwood Enterprises                              291,900       8,702
                                            Myers Industries                                   344,900       5,820
                                            Simpson Industries                                 129,500       1,376
                                            Walbro Corp.                                       195,700       3,963
                                         -----------------------------------------------------------------------------
                                                                                                            47,924
----------------------------------------------------------------------------------------------------------------------
UTILITIES--2.6%                          (a)Atlantic Tele-Network                              103,200       1,290
                                            Atmos Energy Corp.                                 113,900       2,734
                                            Enron Global Power & Pipelines L.L.C.              138,400       4,610
                                         (a)Jones Intercable Inc.                              470,400       5,998
                                            United Cities Gas Co.                              269,000       6,321
                                         -----------------------------------------------------------------------------
                                                                                                            20,953
----------------------------------------------------------------------------------------------------------------------
OTHER--4.0%                              (a)Global Industrial Technologies, Inc.               457,000       9,369
                                            Mercer International, Inc.                          82,700         786
                                            Standard & Poor's Depository Receipts              258,500      22,821
                                         -----------------------------------------------------------------------------
                                                                                                            32,976
                                         -----------------------------------------------------------------------------
                                         TOTAL COMMON STOCKS--86.2%
                                         (Cost: $611,852)                                                  705,479
                                         -----------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS

                                                                                              PRINCIPAL
                                                                                               AMOUNT       VALUE
----------------------------------------------------------------------------------------------------------------------
(B)MONEY MARKET
INSTRUMENTS--8.8%                        Yield--5.50% to 5.72%
                                         Due--July and August 1997
                                         CSW Credit Inc.                                      $ 11,200    $ 11,150
                                         ConAgra Inc.                                           11,000      10,935
                                         Sheffield Receivables                                  13,000      12,971
                                         Other                                                  36,945      36,860
                                         -----------------------------------------------------------------------------
                                         TOTAL MONEY MARKET INSTRUMENTS
                                         (Cost: $71,917)                                                    71,916
                                         -----------------------------------------------------------------------------
                                         TOTAL INVESTMENTS--99.9%
                                         (Cost: $723,643)                                                  817,320
                                         -----------------------------------------------------------------------------
                                         CASH AND OTHER ASSETS,
                                         LESS LIABILITIES--0.1%                                                910
                                         -----------------------------------------------------------------------------
                                         NET ASSETS--100%                                                 $818,230
                                         -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTES TO PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------
(a) Non-income producing security.

(b) The Fund has entered into exchange traded Russell 2000 Index futures contracts in order to take advantage of anticipated market conditions and effectively invest in equities approximately $51,000,000 of money market instruments. As a result, approximately 92% of the Fund's net assets are effectively invested in equities. (See Note 6 of the Notes to Financial Statements.)

Based on the cost of investments of $723,643,000 for federal income tax purposes at June 30, 1997, the gross unrealized appreciation was $105,004,000, the gross unrealized depreciation was $11,327,000 and the net unrealized appreciation on investments was $93,677,000.

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

JUNE 30, 1997 (UNAUDITED)
(IN THOUSANDS)

------------------------------------------------------------------------
 ASSETS
------------------------------------------------------------------------
Investments, at value
(Cost: $723,643)                                                $817,320
------------------------------------------------------------------------
Cash                                                               6,006
------------------------------------------------------------------------
Receivable for:
  Investments sold                                                 4,559
------------------------------------------------------------------------
  Fund shares sold                                                 7,883
------------------------------------------------------------------------
  Dividends                                                        1,699
------------------------------------------------------------------------
    TOTAL ASSETS                                                 837,467
------------------------------------------------------------------------

------------------------------------------------------------------------
 LIABILITIES AND NET ASSETS
------------------------------------------------------------------------

Payable for:
  Investments purchased                                           17,571
------------------------------------------------------------------------
  Fund shares redeemed                                               258
------------------------------------------------------------------------
  Management fee                                                     465
------------------------------------------------------------------------
  Distribution services fee                                          182
------------------------------------------------------------------------
  Administrative services fee                                        146
------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses             615
------------------------------------------------------------------------
    Total liabilities                                             19,237
------------------------------------------------------------------------
NET ASSETS                                                      $818,230
------------------------------------------------------------------------

------------------------------------------------------------------------
 ANALYSIS OF NET ASSETS
------------------------------------------------------------------------

Paid-in capital                                                 $716,271
------------------------------------------------------------------------
Accumulated net realized gain on investments                       7,431
------------------------------------------------------------------------
Net unrealized appreciation on investments                        93,677
------------------------------------------------------------------------
Undistributed net investment income                                  851
------------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                     $818,230
------------------------------------------------------------------------

------------------------------------------------------------------------
 THE PRICING OF SHARES
------------------------------------------------------------------------

CLASS A SHARES
  Net asset value and redemption price per share
  ($491,731 divided 23,920 shares outstanding)                    $20.56
------------------------------------------------------------------------
  Maximum offering price per share
  (net asset value, plus 6.10% of
  net asset value or 5.75% of offering price)                     $21.81
------------------------------------------------------------------------
CLASS B SHARES
  Net asset value and redemption price
  (subject to contingent deferred sales charge) per share
  ($255,028 divided 12,566 shares outstanding)                    $20.30
------------------------------------------------------------------------
CLASS C SHARES
  Net asset value and redemption price
  (subject to contingent deferred sales charge) per share
  ($58,538 divided 2,879 shares outstanding)                      $20.34
------------------------------------------------------------------------
CLASS I SHARES
  Net asset value and redemption price per share
  ($12,933 divided 623 shares outstanding)                        $20.76
------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

SIX MONTHS ENDED JUNE 30, 1997 (UNAUDITED)
(IN THOUSANDS)

-------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME
-------------------------------------------------------------------------------------------------------
  Dividends                                                                                     $ 3,464
-------------------------------------------------------------------------------------------------------
  Interest                                                                                        1,787
-------------------------------------------------------------------------------------------------------
    Total investment income                                                                       5,251
-------------------------------------------------------------------------------------------------------
Expenses:
  Management fee                                                                                  1,831
-------------------------------------------------------------------------------------------------------
  Distribution services fee                                                                         756
-------------------------------------------------------------------------------------------------------
  Administrative services fee                                                                       545
-------------------------------------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses                                          1,246
-------------------------------------------------------------------------------------------------------
  Registration fees                                                                                  68
-------------------------------------------------------------------------------------------------------
  Reports to shareholders                                                                            10
-------------------------------------------------------------------------------------------------------
  Professional fees                                                                                   7
-------------------------------------------------------------------------------------------------------
  Directors' fees and other                                                                           6
-------------------------------------------------------------------------------------------------------
    Total expenses                                                                                4,469
-------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                               782
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
 NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
-------------------------------------------------------------------------------------------------------

  Net realized gain on sales of investments                                                       6,281
-------------------------------------------------------------------------------------------------------
  Net realized gain from futures transactions                                                     2,845
-------------------------------------------------------------------------------------------------------
    Net realized gain                                                                             9,126
-------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation on investments                                           71,855
-------------------------------------------------------------------------------------------------------
Net gain on investments                                                                          80,981
-------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                            $81,763
-------------------------------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

(IN THOUSANDS)

                                                                SIX MONTHS
                                                                   ENDED
                                                                 JUNE 30,                      YEAR ENDED
                                                                   1997                       DECEMBER 31,
                                                                (UNAUDITED)                       1996

----------------------------------------------------------------------------------------------------------
OPERATIONS, DIVIDENDS AND CAPITAL SHARE ACTIVITY
----------------------------------------------------------------------------------------------------------
  Net investment income                                          $    782                           726
----------------------------------------------------------------------------------------------------------
  Net realized gain                                                 9,126                         3,470
----------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation                            71,855                        20,292
----------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations               81,763                        24,488
----------------------------------------------------------------------------------------------------------
  Distribution from net investment income                              --                          (658)
----------------------------------------------------------------------------------------------------------
  Distribution from net realized gain                                  --                        (5,471)
----------------------------------------------------------------------------------------------------------
Total dividends to shareholders                                        --                        (6,129)
----------------------------------------------------------------------------------------------------------
Net increase from capital share transactions                      463,245                       223,257
----------------------------------------------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS                                      545,008                       241,616
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
 NET ASSETS
----------------------------------------------------------------------------------------------------------

Beginning of period                                               273,222                        31,606
----------------------------------------------------------------------------------------------------------
END OF PERIOD (including undistributed net investment
income of $851 and $69, respectively)                            $818,230                       273,222
----------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1    DESCRIPTION OF
     THE FUND Kemper Small Cap Value Fund (the Fund) (formerly known as Kemper-Dreman Small Cap Value Fund) is a separate series of Kemper Value Fund, Inc. (KVF) (formerly known as Kemper-Dreman Fund, Inc.), an open-end management investment company organized as a corporation in the state of Maryland. KVF is authorized to issue 3 billion shares of $.01 par value common stock.

                             The Fund currently offers four classes of shares. Class A shares are sold to investors subject to an initial sales charge. Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class I shares are sold to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Differences in class expenses will result in the payment of different per share income dividends by class. All shares of the Fund have equal rights with respect to voting, dividends and assets, subject to class specific preferences.

--------------------------------------------------------------------------------

2    SIGNIFICANT
     ACCOUNTING POLICIES     INVESTMENT VALUATION. Investments are stated at
                             value. Portfolio securities that are traded on a domestic securities exchange or securities listed on the NASDAQ National Market are valued at the last sale price on the exchange or market where primarily traded or listed or, if there is no recent sale, at the last current bid quotation.
                             Fixed income securities are valued by using market quotations, or independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Equity options are valued at the last sale price unless the bid price is higher or the asked price is lower, in which event such bid or asked price is used. Financial futures and options thereon are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Other securities and assets are valued at fair value as determined in good faith by the Board of Directors.

                             INVESTMENT TRANSACTIONS AND INVESTMENT INCOME. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis and includes discount amortization on fixed income securities. Realized gains and losses from investment transactions are reported on an identified cost basis.

                             FUND SHARE VALUATION. Fund shares are sold and redeemed on a continuous basis at net asset value (plus an initial sales charge on most sales of Class A shares). Proceeds payable on redemption of Class B and Class C shares will be reduced by the amount of any applicable contingent deferred sales charge. On each day the New York Stock Exchange is open for trading, the net asset value per share is determined as of the earlier of 3:00 p.m. Chicago time or the close of the Exchange. The net asset value per share is determined separately for each class by dividing the Fund's net assets attributable to that class by the number of shares of the class outstanding.

                             FEDERAL INCOME TAXES. The Fund has complied with the special provisions of the Internal Revenue Code available to investment companies during the six months ended June 30, 1997.

                             DIVIDENDS TO SHAREHOLDERS. The Fund generally declares and pays dividends of net investment income and net realized capital gains at least annually, which are recorded on the ex-dividend date. Dividends are determined in accordance with income tax principles which may treat certain transactions differently from generally accepted accounting principles.

--------------------------------------------------------------------------------
3
     TRANSACTIONS WITH
     AFFILIATES              MANAGEMENT AGREEMENT. KVF has a management
                             agreement with Zurich Kemper Value Advisors, Inc.
                             (ZKVA) (formerly known as Dreman Value Advisors,
                             Inc.), a wholly owned subsidiary of Zurich Kemper
                             Investments, Inc. The Fund pays a management fee at an annual rate of .75% of the first $250 million of average daily net assets declining to .62% of average daily net assets in excess of $12.5 billion. The Fund incurred a management fee of $1,831,000 for the six months ended June 30, 1997.

                             UNDERWRITING AND DISTRIBUTION SERVICES AGREEMENT. KVF has an underwriting and distribution services agreement with Zurich Kemper Distributors, Inc.
                             (ZKDI) (formerly known as Kemper Distributors, Inc.), an affiliate of ZKVA. Underwriting commissions paid in connection with the distribution of Class A shares are as follows:

                                                                                                    COMMISSIONS
                                                                                                  ALLOWED BY ZKDI
                                                                          COMMISSIONS      -----------------------------
                                                                        RETAINED BY ZKDI   TO ALL FIRMS    TO AFFILIATES
                                                                        ----------------   ------------    -------------
                                         Six months ended June 30, 1997       $298,000         2,518,000         42,000

                             For services under the distribution services agreement, the Fund pays ZKDI a fee of .75% of average daily net assets of the Class B and Class C shares. Pursuant to the agreement, ZKDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares. In addition, ZKDI receives any contingent deferred sales charges (CDSC) from redemptions of Class B and Class C shares. Distribution fees and commissions paid in connection with the sale of Class B and Class C shares and the CDSC received in connection with the redemption of such shares are as follows:

                                                                                                    COMMISSIONS AND
                                                                               DISTRIBUTION FEES   DISTRIBUTION FEES
                                                                                   AND CDSC          PAID BY ZKDI
                                                                               RECEIVED BY ZKDI        TO FIRMS
                                                                               -----------------   -----------------
                                         Six months ended June 30, 1997               $840,000            4,547,000

                             ADMINISTRATIVE SERVICES AGREEMENT. KVF has an administrative services agreement with ZKDI. For providing information and administrative services to Class A, Class B and Class C shareholders, the Fund pays ZKDI a fee at an annual rate of up to .25% of average daily net assets of each class. ZKDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of

                                              NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS

                             Fund accounts the firms service. Administrative services fees (ASF) paid by the Fund are as follows:

                                                                                          ASF PAID BY      ASF PAID BY ZKDI
                                                                                       THE FUND TO ZKDI       TO FIRMS
                                                                                       ----------------   ----------------
                                       Six months ended June 30, 1997                     $545,000           763,000

                                       SHAREHOLDER SERVICES AGREEMENT. Pursuant to a
                                       services agreement with KVF's transfer agent,
                                       Zurich Kemper Service Company (ZKSvC) (formerly
                                       known as Kemper Service Company), an affiliate of
                                       ZKVA, is the shareholder service agent of the Fund.
                                       Under the agreement, ZKSvC received shareholder
                                       services fees of $974,000 for the six months ended
                                       June 30, 1997.

                                       OFFICERS AND DIRECTORS. Certain officers or
                                       directors of the Fund are also officers or
                                       directors of ZKVA. During the six months ended June
                                       30, 1997, the Fund made no payments to its officers
                                       and incurred directors' fees of $6,000 to
                                       independent directors.

--------------------------------------------------------------------------------
4    INVESTMENT                        For the six months ended June 30, 1997, investment
     TRANSACTIONS                      transactions
                                       (excluding short-term instruments) are as follows
                                       (in thousands):

                                       Purchases                                  $474,506
                                       Proceeds from sales                          46,578
--------------------------------------------------------------------------------
5    CAPITAL SHARE                     The following table summarizes the activity in
     TRANSACTIONS                      capital shares of the Fund (in thousands):





                                                                      SIX MONTHS ENDED               YEAR ENDED
                                                                        JUNE 30, 1997             DECEMBER 31, 1996
                                                                    ---------------------       ---------------------
                                                                    SHARES        AMOUNT        SHARES        AMOUNT
                                       ------------------------------------------------------------------------------
                                        SHARES SOLD
                                       ------------------------------------------------------------------------------
                                        Class A                     17,788       $329,687        8,060       $140,448
                                       ------------------------------------------------------------------------------
                                        Class B                      7,969        147,541        6,110        105,279
                                       ------------------------------------------------------------------------------
                                        Class C                      1,947         36,274        1,077         18,688
                                       ------------------------------------------------------------------------------
                                        Class I                        417          7,855        1,043         17,495
                                       ------------------------------------------------------------------------------
                                       ------------------------------------------------------------------------------
                                        SHARES ISSUED IN REINVESTMENT OF DIVIDENDS
                                       ------------------------------------------------------------------------------
                                        Class A                         --             --          182          3,250
                                       ------------------------------------------------------------------------------
                                        Class B                         --             --          115          2,031
                                       ------------------------------------------------------------------------------
                                        Class C                         --             --           25            434
                                       ------------------------------------------------------------------------------
                                        Class I                         --             --           13            229
                                       ------------------------------------------------------------------------------
                                       ------------------------------------------------------------------------------
                                        SHARES REDEEMED
                                       ------------------------------------------------------------------------------
                                        Class A                     (1,883)       (35,258)      (1,764)       (29,756)
                                       ------------------------------------------------------------------------------
                                        Class B                       (786)       (14,374)      (1,288)       (21,940)
                                       ------------------------------------------------------------------------------
                                        Class C                       (172)        (3,153)         (66)        (1,102)
                                       ------------------------------------------------------------------------------
                                        Class I                       (283)        (5,327)        (695)       (11,799)
                                       ------------------------------------------------------------------------------
                                       ------------------------------------------------------------------------------
                                        CONVERSION OF SHARES
                                       ------------------------------------------------------------------------------
                                        Class A                         93          1,730           17            308
                                       ------------------------------------------------------------------------------
                                        Class B                        (94)        (1,730)         (17)          (308)
                                       ------------------------------------------------------------------------------
                                        NET INCREASE FROM
                                        CAPITAL SHARE
                                        TRANSACTIONS                             $463,245                    $223,257
                                       ------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
6
     FINANCIAL FUTURES
     CONTRACTS               The Fund has entered into exchange traded financial
                             futures contracts in order to take advantage of anticipated market conditions and, as such, bears the risk that arises from owning these contracts.

                             At the time the Fund enters into a futures contract, it is required to make a margin deposit with its custodian. Subsequently, gain or loss is recognized and payments are made on a daily basis between the Fund and the broker as the market value of the futures contract fluctuates. At June 30, 1997, the market value of assets pledged by the Fund to cover margin requirements for open futures positions was $1,498,000 for the following financial futures contracts owned by the Fund.

                                                            CONTRACT                EXPIRATION    GAIN AT
                                              TYPE           AMOUNT      POSITION     MONTH       6/30/97
                                       --------------------------------------------------------------------
                                       Russell 2000 Index  $50,860,000     Long     Sept. '97    $2,407,000

FINANCIAL HIGHLIGHTS

                                                      ---------------------------------------------
                                                                           CLASS A
                                                      ---------------------------------------------
                                                      SIX MONTHS
                                                        ENDED            YEAR ENDED DECEMBER 31,
                                                       JUNE 30,       -----------------------------
                                                         1997         1996    1995    1994    1993
 PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                    $18.28        14.50   10.85   11.23   11.52
-------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                             .07          .14    (.02)     --     .06
-------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain                        2.21         4.14    4.64     .02     .23
-------------------------------------------------------------------------------------------------------
Total from investment operations                          2.28         4.28    4.62     .02     .29
-------------------------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income                   --          .07      --      --     .06
-------------------------------------------------------------------------------------------------------
  Distribution from net realized gain                       --          .43     .97     .40     .52
-------------------------------------------------------------------------------------------------------
Total dividends                                             --          .50     .97     .40     .58
-------------------------------------------------------------------------------------------------------
Net asset value, end of period                          $20.56        18.28   14.50   10.85   11.23
-------------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                            12.47%       29.60   43.29     .15    2.54
-------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS AFTER EXPENSE ABSORPTION (ANNUALIZED)
-------------------------------------------------------------------------------------------------------
Expenses                                                  1.40%        1.31    1.25    1.25    1.25
-------------------------------------------------------------------------------------------------------
Net investment income (loss)                               .71%         .87    (.16)   (.03)    .53
-------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS BEFORE EXPENSE ABSORPTION (ANNUALIZED)
-------------------------------------------------------------------------------------------------------
Expenses                                                  1.40%        1.47    1.83    1.82    2.09
-------------------------------------------------------------------------------------------------------
Net investment income (loss)                               .71%         .71    (.74)   (.61)   (.32)
-------------------------------------------------------------------------------------------------------

                                                                       --------------------------------
                                                                                     CLASS B
                                                                       --------------------------------
                                                                       SIX MONTHS     YEAR     SEPT. 11
                                                                         ENDED       ENDED        TO
                                                                        JUNE 30,    DEC. 31,   DEC. 31,
                                                                          1997        1996       1995
-------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $18.14      14.48      15.75
-------------------------------------------------------------------------------------------------------
Income from investment operations:
-------------------------------------------------------------------------------------------------------
  Net investment income (loss)                                              (.03)       .01       (.02)
-------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)                                   2.19       4.11       (.41)
-------------------------------------------------------------------------------------------------------
Total from investment operations                                            2.16       4.12       (.43)
-------------------------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income                                     --        .03         --
-------------------------------------------------------------------------------------------------------
  Distribution from net realized gain                                         --        .43        .84
-------------------------------------------------------------------------------------------------------
Total dividends                                                               --        .46        .84
-------------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $20.30      18.14      14.48
-------------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                                              11.91%     28.54      (2.52)
-------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS AFTER EXPENSE ABSORPTION (ANNUALIZED)
-------------------------------------------------------------------------------------------------------
Expenses                                                                    2.40%      2.12       2.00
-------------------------------------------------------------------------------------------------------
Net investment income (loss)                                                (.29)%      .06       (.99)
-------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS BEFORE EXPENSE ABSORPTION (ANNUALIZED)
-------------------------------------------------------------------------------------------------------
Expenses                                                                    2.40%      2.49       2.39
-------------------------------------------------------------------------------------------------------
Net investment income (loss)                                                (.29)%     (.31)     (1.38)
-------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

[CAPTION]

                                                      -------------------------------    --------------------------------
                                                                  CLASS C                              CLASS I
                                                      -------------------------------    --------------------------------
                                                      SIX MONTHS     YEAR     SEPT. 11   SIX MONTHS     YEAR      NOV. 1
                                                        ENDED       ENDED        TO        ENDED       ENDED        TO
                                                       JUNE 30,    DEC. 31,   DEC. 31,    JUNE 30,    DEC. 31,   DEC. 31,
                                                         1997        1996       1995        1997        1996       1995
--------------------------------------------------------------------------------------   --------------------------------
 PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------------   --------------------------------
Net asset value, beginning of period                    $18.17      14.48      15.75       18.40       14.52      14.25
--------------------------------------------------------------------------------------   --------------------------------
Income from investment operations:
  Net investment income (loss)                            (.03)       .01       (.02)        .11         .25         --
--------------------------------------------------------------------------------------   --------------------------------
  Net realized and unrealized gain (loss)                 2.20       4.14       (.41)       2.25        4.13       1.11
--------------------------------------------------------------------------------------   --------------------------------
Total from investment operations                          2.17       4.15       (.43)       2.36        4.38       1.11
--------------------------------------------------------------------------------------   --------------------------------
Less dividends:
  Distribution from net investment income                   --        .03         --          --         .07         --
--------------------------------------------------------------------------------------   --------------------------------
  Distribution from net realized gain                       --        .43        .84          --         .43        .84
--------------------------------------------------------------------------------------   --------------------------------
Total dividends                                             --        .46        .84          --         .50        .84
--------------------------------------------------------------------------------------   --------------------------------
Net asset value, end of period                          $20.34      18.17      14.48       20.76       18.40      14.52
--------------------------------------------------------------------------------------   --------------------------------
TOTAL RETURN (NOT ANNUALIZED)                            11.94%     28.77      (2.51)      12.83       30.28       8.03
--------------------------------------------------------------------------------------   --------------------------------
 RATIOS TO AVERAGE NET ASSETS AFTER EXPENSE ABSORPTION (ANNUALIZED)
--------------------------------------------------------------------------------------   --------------------------------
Expenses                                                  2.40%      2.06       1.95         .95         .84        .47
--------------------------------------------------------------------------------------   --------------------------------
Net investment income (loss)                              (.29)%      .12       (.94)       1.16        1.34        .28
--------------------------------------------------------------------------------------   --------------------------------
 RATIOS TO AVERAGE NET ASSETS BEFORE EXPENSE ABSORPTION (ANNUALIZED)
--------------------------------------------------------------------------------------   --------------------------------
Expenses                                                  2.40%      2.19       2.35         .95         .84        .90
--------------------------------------------------------------------------------------   --------------------------------
Net investment income (loss)                              (.29)%     (.01)     (1.34)       1.16        1.34       (.15)
--------------------------------------------------------------------------------------   --------------------------------
-------------------------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA FOR ALL CLASSES
-------------------------------------------------------------------------------------------------------------------------

                                                      SIX MONTHS
                                                        ENDED                     YEAR ENDED DECEMBER 31,
                                                       JUNE 30,              ---------------------------------
                                                         1997                  1996      1995    1994    1993
-------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (in thousands)              $818,230              273,222   31,606   6,931   4,875
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (annualized)                          21%                  23       86     140      79
-------------------------------------------------------------------------------------------------------------------------
Average commission rates paid per share on stock transactions for the six months ended June 30, 1997 and the year ended December 31, 1996 were $.0531 and $.0426, respectively.
-------------------------------------------------------------------------------------------------------------------------

NOTE: Per share data for the six months ended June 30, 1997, and the year ended December 31, 1996 were determined based on average shares outstanding. Data for the six months ended June 30, 1997 is unaudited. Total return does not reflect the effect of any sales charges.

NOTES

NOTES

                              DIRECTORS AND OFFICERS



DIRECTORS                        OFFICERS


STEPHEN B. TIMBERS               THOMAS H. FORESTER          JEROME L. DUFFY
President and Director           Vice President              Treasurer

JAMES E. AKINS                   JONATHAN KAY                ELIZABETH C. WERTH
Director                         Vice President              Assistant Secretary

ARTHUR R. GOTTSCHALK             CHARLES R. MANZONI, JR.
Director                         Vice President

FREDERICK T. KELSEY              JOHN E. NEAL
Director                         Vice President

DOMINIQUE P. MORAX               JAMES R. NEEL
Director                         Vice President

FRED B. RENWICK                  THOMAS F. SASSI
Director                         Vice President

JOHN B. TINGLEFF                 STEVEN T. STOKES
Director                         Vice President

JOHN G. WEITHERS                 PHILIP J. COLLORA
Director                         Vice President and
                                 Secretary








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LEGAL COUNSEL                    VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                                 222 North LaSalle Street
                                 Chicago, IL 60601


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SHAREHOLDER SERVICE AGENT        ZURICH KEMPER SERVICE COMPANY
                                 P.O. Box 419557
                                 Kansas City, MO 64141


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CUSTODIAN AND TRANSFER AGENT     INVESTORS FIDUCIARY TRUST COMPANY
                                 127 West 10th Street
                                 Kansas City, MO 64105


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INVESTMENT MANAGER               ZURICH KEMPER VALUE ADVISORS, INC.
                                 280 Park Avenue
                                 New York, NY 10017


PRINCIPAL UNDERWRITER            ZURICH KEMPER DISTRIBUTORS, INC.
                                 222 South Riverside Plaza Chicago, IL 60606 www.kemper.com








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